JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated January 15, 2021 to the current Prospectus, as may be supplemented

APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to each fund’s prospectus, with respect to Edward D. Jones & Co., L.P., the second bullet listed under the section titled “Front-end Load Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letter of Intent” is amended and restated as follows:

•	Rights of Accumulation (“ROA”). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (pricing groups). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV). Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

In addition, APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to each fund’s prospectus, with respect to Ameriprise Financial Services, Inc., is amended and restated in its entirety as follows:

Ameriprise Financial Services, Inc. (Ameriprise Financial)

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

In addition, shareholders purchasing fund shares that are available through an Ameriprise Financial Advisory account are eligible for front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

No other changes apply to Appendix 1, and, accordingly, the disclosures provided for other financial intermediaries listed on Appendix 1 remain unchanged.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.